United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2024

Sustainable Projects group Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54875	81-5445107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Tankedraget 7, Aalborg, Denmark	Dk-9000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 305-814-2915

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 28, 2024, Stefan Muehlbauer resigned from his position as CFO, effective November 28, 2024. There have been no disagreements between Mr. Muehlbauer and the Company relating to the Company’s operations, policies, or practices.

On November 28, 2024, the Company promoted Thomas Lund Hansen to CFO. Mr. Hansen has served as Head of Projects and Project Execution of the Company since February 2023. Prior to joining the Company, Mr. Hansen served as Strategy Director of Grundfos from October 2018 to January 2023.

Mr. Hansen has vast experience in the mining industry and held several management positions within the industry through more than 25 years, including Commissioning and Site Manager of FL Smidth from June 1997 to August 2003, Consultant at McKinsey & Co from June 2005 to July 2007, Business Analysis Manager of Rio Tinto PLC from May 2008 to June 2011, Finance Director of BHP Billiton from July 2011 to February 2014, and Managing Director and CFO of Bryanston Resources UK from May 2014 to December 2017.

Mr. Hansen holds a Master of Science degree in Chemical Engineering from Technical University of Denmark and a Master degree in Business and Administration from IESE Business School.

Pursuant to the CFO Agreement, Mr. Hansen is entitled to an initial annual base salary of $150,000 and annual pension contributions that amount to 8% of Mr. Hansen’s annual base salary. The CFO Agreement also indicates that Mr. Hansen shall be eligible to receive (i) an annual cash bonus of up to 100% of his base salary pursuant to meeting certain targets (ii) a stock-based bonus of up to 100% of his annual base salary pursuant to a separate stock grant agreement.

The CFO Agreement may be terminated providing a 3 month advance notice by either Mr. Hansen or the Company.

The CFO Agreement contains a perpetual confidentiality requirement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSTAINABLE PROJECTS GROUP INC.

Date: December 4, 2024	By:	/s/ Sune Mathiesen
Sune Mathiesen
Chairman, President and Chief Executive Officer